Exhibit 10.7

LOAN AGREEMENT

Elk Funding, L.L.C.

c/o Starwood Capital Group Global, L.L.C.

591 West Putnam Avenue

Greenwich, CT  06830

(Hereinafter referred to as the “Lender”)

Golf Trust of America, L.P.

14 N. Adger’s Wharf

Charleston, South Carolina  29401

(Individually and collectively “Borrower”)

This Loan Agreement (“Agreement”) is entered into as of July 15, 2004, by and between Lender and Borrower.

This Agreement applies to that certain loan (the “Loan”) from Lender to Borrower in the amount of $2,000,000 evidenced by that certain Promissory Note A in the amount of $700,000 and that certain Promissory Note B in the amount of $1,300,000 each of even date herewith (“Note A” and “Note B” respectively and, collectively, the “Note”).  The terms “Loan Documents” and “Obligations,” as used in this Agreement, are defined in Note A and Note B, respectively.  Note A is non-recourse to Borrower as provided therein and is secured by that certain Assignment of Defense and Escrow Agreement (the “Assignment”) from Borrower to Lender of even date herewith.  Notwithstanding anything contained in any Loan Document to the contrary, Note B is full recourse to Borrower and is secured by (i) the Assignment, and (ii) those certain two Mortgage, Assignment of Rents, Security Agreement and Fixture Filing agreements executed by Borrower for the benefit of Lender encumbering certain real and personal property known as the Black Bear Golf Club and the Wekiva Golf Club as more particularly described therein (collectively, the “Mortgage”).  A default under Note A shall constitute a default under Note B and vice versa.

Relying upon the covenants, agreements, representations and warranties contained in this Agreement, Lender is willing to extend credit to Borrower upon the terms and subject to the conditions set forth herein, and Lender and Borrower agree as follows:

REPRESENTATIONS.  Borrower represents that from the date of this Agreement and until final payment in full of the Obligations:  Accurate Information.  All information now and hereafter furnished to Lender is and will be materially true, correct and complete.  Authorization; Non-Contravention.  The execution, delivery and performance by Borrower of this Agreement and other Loan Documents to which it is a party are within its power, have been duly authorized as may be required and are the legal, binding, valid and enforceable obligations of Borrower; and do not (i) contravene, or constitute (with or without the giving of notice or lapse of time or both) a violation of any provision of applicable law, a violation of the organizational documents of Borrower, or a default under any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting Borrower, (ii) result in the creation or imposition of any lien (other than the lien(s) created by the Loan Documents) on any of Borrower’s assets, or (iii) give cause for the acceleration of any obligations of Borrower to any other creditor.  Asset Ownership.  Borrower has good and marketable title to any collateral.  Discharge of Liens and Taxes.  Borrower has duly filed, paid and/or discharged all taxes or other claims that may become a lien on any collateral, except to the extent that such items are being appropriately contested in good faith and an adequate reserve for the payment thereof is being maintained.  Compliance with Laws.  To its knowledge, Borrower is in material compliance in all respects with all federal, state and local laws, rules and regulations applicable to any collateral.  No Litigation.  There are no material pending or threatened suits, claims or demands against Borrower that have not been disclosed by Borrower.

AFFIRMATIVE COVENANTS.  Borrower agrees that from the date hereof and until final payment in full of the Obligations, unless Lender shall otherwise consent in writing, Borrower will:  Access to Books and Records.  Allow Lender, or its agents, during normal business hours, access to the books, records and such other documents related to any collateral as Lender shall reasonably require, and allow Lender, at Borrower’s expense, to inspect, audit and examine the same and to make extracts therefrom and to make copies thereof.  Compliance with Other Agreements.  Comply with all terms and conditions contained in this Agreement, and any other Loan Documents.  Estoppel Certificate.  Furnish, within 15 days after request by Lender, a written statement duly acknowledged of the amount due under the Loan and whether offsets or defenses exist against the Obligations.  Insurance.  Maintain adequate insurance coverage with respect to any collateral against loss or damage of the kinds and in the amounts customarily insured against by companies of established reputation engaged in the same or similar businesses.  Maintain Properties.  Maintain, preserve and keep any collateral in good repair, working order and condition, making all replacements, additions and improvements thereto necessary for the proper conduct of its business, unless prohibited by the Loan Documents.  Notice of Default and Other Notices.  (a) Notice of Default.  Furnish to Lender immediately upon becoming aware of the existence of any condition or event which constitutes a Default (as defined in the Loan Documents) or any event which, upon the giving of notice or lapse of time or both, may become a Default, written notice specifying the nature and period of existence thereof and the action which Borrower is taking or proposes to take with respect thereto.  (b) Other Notices.  Promptly notify Lender in writing of (i) any material adverse change with respect to collateral; and (ii) at least 30 days prior thereto, any change in Borrower’s name or address as shown above, and/or any change in Borrower’s structure.  Reports and Proxies.  Deliver to Lender, promptly, a copy of all financial statements, reports, notices, and all regular or periodic reports required to be filed by Borrower with any governmental agency or authority.

NEGATIVE COVENANTS.  Borrower agrees that from the date hereof and until final payment in full of the Obligations, unless Lender shall otherwise consent in writing, Borrower will not:  Default on Other Contracts or Obligations.  Default on any material contract with or obligation when due with respect to any collateral.  Government Intervention.  Permit the assertion or making of any seizure, vesting or intervention by or under authority of any governmental entity with respect to any collateral.  Judgment Entered.  Permit the entry of any monetary judgment or the assessment against, the filing of any tax lien against, or the issuance of any writ of garnishment or attachment against any collateral.  Limitation on Transfer or Issuance of Membership Interests of Borrower.  So long as any portion of the Loan remains outstanding, Golf Trust of America, Inc. (“GTA”) shall not, directly or indirectly, transfer or otherwise dispose of all or any part of its interest in Borrower, except that GTA (or its wholly owned subsidiaries) may transfer their ownership interests in the Borrower to a wholly controlled affiliate or wholly owned subsidiary of Borrower, or to a liquidating trust as described in GTA’s proxy statement dated April 6, 2001.

ADVANCES.  The Loan shall be fully funded at closing and the proceeds of the Loan shall be delivered to Borrower by federal wire transfer to the deposit account referenced in the wiring instructions attached hereto as Exhibit A.

CONDITIONS PRECEDENT.  The obligations of Lender to make the loan and any advances pursuant to this Agreement are subject to the following conditions precedent:  Additional Documents.  Receipt by Lender of such additional supporting documents as Lender or its counsel may reasonably request.

ASSIGNMENT.  Notwithstanding anything else contained in the Loan Documents, the Loan and Loan Documents and the respective parties’ right, title, and interest therein shall not be assigned by Lender or Borrower without the express written consent of the other, which consent may be withheld in such other party’s sole discretion, except (i) Lender may assign its right, title, and interest in the Loan and Loan Documents to a wholly controlled affiliate or wholly owned subsidiary of Lender without the consent of Borrower, and (ii) Borrower may assign its right, title, and interest in the Loan and Loan Documents to a wholly controlled affiliate or wholly owned subsidiary of Borrower, or to a liquidating trust as described in GTA’s proxy statement dated April 6, 2001.

IN WITNESS WHEREOF, Borrower and Lender, on the day and year first written above, have caused this Agreement to be executed under seal.

GOLF TRUST OF AMERICA, L.P.

By: GTA GP, Inc., its general partner

By:	/s/ W. Bradley Blair, II	(SEAL)
Name: W. Bradley Blair, II
Title: President and CEO

ELK FUNDING, L.L.C.

By:	/s/ Jerome Silvey
Its:	EVP

PROMISSORY NOTE A

(Non-Recourse)

$700,000.00

July 15, 2004

Golf Trust of America, L.P.

14 N. Adger’s Wharf

Charleston, South Carolina  29401

(Hereinafter referred to as “Borrower”)

Elk Funding, L.L.C.

c/o Starwood Capital Group, L.L.C.

591 West Putnam Avenue

Greenwich, CT  06830

(Hereinafter referred to as “Lender”)

Borrower promises to pay to the order of Lender, in lawful money of the United States of America, at its office indicated above or wherever else Lender may specify, the sum of Seven Hundred Thousand and No/100 Dollars ($700,000.00) or such sum as may be advanced and outstanding from time to time, with interest on the unpaid principal balance at the rate and on the terms provided in this Promissory Note A (including all renewals, extensions or modifications hereof, this “Note”).

LOAN AGREEMENT.  This Note is subject to the provisions of that certain Loan Agreement between Lender and Borrower of even date herewith, as modified from time to time.

SECURITY.  Borrower has granted Lender a security interest in the collateral described in that certain Assignment of Defense and Escrow Agreement (the “Assignment”) from Borrower to Lender of even date herewith and is otherwise non-recourse to Borrower as set forth below.

INTEREST RATE.  Interest shall accrue on the unpaid principal balance of this Note from the date hereof at the prime rate of Bank of America, N.A., or its successor in interest (as announced by Bank of America, N.A., or its successor in interest, from time to time) plus 1.0%, as that rate may change from time to time (“Interest Rate”).  The Interest Rate shall be compounded monthly but shall be adjusted each month on the first business day of each month.

REPAYMENT TERMS.  Payments of interest shall accrue during the term of the Note and all principal and accrued interest shall be due and payable on September 30, 2006 (the “Maturity Date”), subject to the extension described in the following paragraph.

EXTENSION.  Provided that the closing date for the sale of Parcel F (as more particularly described in that certain Parcel F Development Agreement recorded in the public records for Pinellas County, Florida in O.R. Book 13496 at page 480) to Parcel F, L.L.C. is extended until

December 31, 2006 or later, the Maturity Date shall be extended until December 31, 2006 upon the request of the Borrower.

APPLICATION OF PAYMENTS.  Monies received by Lender from any source for application toward payment of the Obligations shall be applied to accrued interest and then to principal.  If any payment received by Lender under this Note or other Loan Documents is rescinded, avoided or for any reason returned by Lender because of any adverse claim or threatened action, the returned payment shall remain payable as an obligation of all persons liable under this Note or other Loan Documents as though such payment had not been made.

DEFINITIONS.  Loan Documents.  The term “Loan Documents”, as used in this Note and the other Loan Documents, refers to the Loan Agreement, this Note, Note B, the Mortgages, and the Assignment.  Obligations.  The term “Obligations”, as used in this Note and with respect thereto in the other Loan Documents, refers to any and all indebtedness and other obligations under this Note and all other obligations under any other Loan Document(s) but specifically excludes any obligations with respect to Promissory Note B.  Certain Other Terms.  All terms that are used but not otherwise defined in any of the Loan Documents shall have the definitions provided in the Uniform Commercial Code.

DEFAULT RATE.  In addition to all other rights contained in this Note, if a Default (as defined herein) occurs and as long as a Default continues, all outstanding Obligations, other than Obligations under any swap agreements (as defined in 11 U.S.C. § 101) between Borrower and Bank or its affiliates, shall bear interest at the Interest Rate plus 5.0% (“Default Rate”).  The Default Rate shall also apply from acceleration until the Obligations or any judgment thereon is paid in full.

ATTORNEYS’ FEES AND OTHER COLLECTION COSTS.  Borrower shall pay all of Lender’s reasonable expenses incurred to enforce or collect any of the Obligations including, without limitation, reasonable arbitration, paralegals’, attorneys’ and experts’ fees and expenses, whether incurred without the commencement of a suit, in any trial, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

USURY.  If at any time the effective interest rate under this Note would, but for this paragraph, exceed the maximum lawful rate, the effective interest rate under this Note shall be the maximum lawful rate, and any amount received by Lender in excess of such rate shall be applied to principal and then to fees and expenses, or, if no such amounts are owing, returned to Borrower.

DEFAULT.  If any of the following occurs, a default (“Default”) under this Note shall exist:  Nonpayment; Nonperformance.  The failure of timely payment or performance of the Obligations or Default under this Note or any other Loan Documents after written notice or a 15 day cure period (90 days in the case of a non-monetary Default).  False Warranty.  A warranty or representation made or deemed made in the Loan Documents or furnished Lender in connection with the loan evidenced by this Note proves materially false, or if of a continuing nature, becomes materially false.  Cessation; Bankruptcy.  The death of, appointment of a guardian for, dissolution of, termination of existence of, loss of good standing status by, appointment of a receiver for, assignment for the benefit of creditors of, or commencement of any bankruptcy or insolvency proceeding by or against Borrower, its Subsidiaries or Affiliates, if any, or any general partner of or the holder(s) of the majority ownership interests of Borrower, or any party to the Loan Documents.  Default Under Note B.  Any uncured default under Note B.

REMEDIES UPON DEFAULT.  If a Default occurs under this Note or any Loan Document, Lender may at any time thereafter, take the following actions:  Lender Lien.  Foreclose its security interest or lien against the collateral.  Acceleration Upon Default.  Accelerate the maturity of this Note whereupon this Note and the accelerated Obligations shall be immediately due and payable; provided, however, if the Default is based upon a bankruptcy or insolvency proceeding commenced by or against Borrower or any guarantor or endorser of this Note, all Obligations shall automatically and immediately be due and payable.  Cumulative.  Exercise any rights and remedies as provided under the Note and other Loan Documents, or as provided by law or equity.

RECOURSE.  Notwithstanding anything contained herein or in any Loan Document to the contrary, this Note shall be non-recourse to the Borrower except as specifically set forth in Schedule A.

WAIVERS AND AMENDMENTS.  No waivers, amendments or modifications of this Note and other Loan Documents shall be valid unless in writing and signed by an officer of Lender.  No waiver by Lender of any Default shall operate as a waiver of any other Default or the same Default on a future occasion.  Neither the failure nor any delay on the part of Lender in exercising any right, power, or remedy under this Note and other Loan Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

Except to the extent otherwise provided by the Loan Documents or prohibited by law, each Borrower and each other person liable under this Note waives presentment, protest, notice of dishonor, demand for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of sale and all other notices of any kind.  Further, each agrees that Lender may (i) extend, modify or renew this Note or make a novation of the loan evidenced by this Note, and/or (ii) grant releases, compromises or indulgences with respect to any collateral securing this Note, or with respect to any Borrower or other person liable under this Note or any other Loan Documents, all without notice to or consent of each Borrower and other such person, and without affecting the liability of each Borrower and other such person; provided, Lender may not extend, modify or renew this Note or make a novation of the loan evidenced by this Note without the consent of the Borrower, or if there is more than one Borrower, without the consent of at least one Borrower; and further provided, if there is more than one Borrower, Lender may not enter into a modification of this Note which increases the burdens of a Borrower without the consent of that Borrower.

MISCELLANEOUS PROVISIONS.  Assignment.  This Note and the other Loan Documents shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns.  Neither Borrower nor Lender shall assign their respective rights and interest hereunder without the prior written consent of the other, and any attempt by either to assign without the other’s prior written consent is null and void.  Applicable Law; Conflict Between Documents.  This Note and, unless otherwise provided in any other Loan Document, the other Loan Documents shall be governed by and construed under the laws of the state of Florida without regard to that state’s conflict of laws principles.  If the terms of this Note should conflict with the terms of any Loan Documents or the terms of this Note shall control.  Jurisdiction.  Borrower irrevocably agrees to non-exclusive personal jurisdiction in the state of Florida.  Severability.  If any provision of this Note or of the other Loan Documents shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note or other such document.  Notices.  Any notices required hereunder shall be sufficiently given, if in writing and mailed or delivered to the address shown above or such other address as may be specified in writing from time to time.  In the event that Borrower changes Borrower’s address at any time prior to the date the Obligations are paid in full, Borrower agrees to promptly give written notice of said change of address by registered or certified mail, return receipt requested, all charges prepaid.  Plural; Captions.  All references in the Loan Documents to Borrower, guarantor, person, document or other nouns of reference mean both the singular and plural form, as the case may be, and the term “person” shall mean any individual, person or entity.  The captions contained in the Loan Documents are inserted for convenience only and shall not affect the meaning or interpretation of the Loan Documents.  Advances.  Lender may, in its sole discretion, make other advances which shall be deemed to be advances under this Note, even though the stated principal amount of this Note may be exceeded as a result thereof.  Fees and Taxes.  Borrower shall promptly pay all documentary, intangible recordation and/or similar taxes on this transaction whether assessed at closing or arising from time to time.  LIMITATION ON LIABILITY; WAIVER OF PUNITIVE DAMAGES. EACH OF THE PARTIES HERETO, INCLUDING LENDER BY ACCEPTANCE HEREOF, AGREES THAT IN ANY JUDICIAL, MEDIATION OR ARBITRATION PROCEEDING OR ANY CLAIM OR CONTROVERSY BETWEEN OR AMONG THEM THAT MAY ARISE OUT OF OR BE IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN OR AMONG THEM OR THE OBLIGATIONS EVIDENCED HEREBY OR RELATED HERETO, IN NO EVENT SHALL ANY PARTY HAVE A REMEDY OF, OR BE LIABLE TO THE OTHER FOR, (1) INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR (2) PUNITIVE OR EXEMPLARY DAMAGES.  EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY SUCH PROCEEDING, CLAIM OR CONTROVERSY, WHETHER THE SAME IS RESOLVED BY ARBITRATION, MEDIATION, JUDICIALLY OR OTHERWISE.

WAIVER OF JURY TRIAL.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER BY EXECUTION HEREOF AND LENDER BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, THE LOAN DOCUMENTS OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY

PARTY WITH RESPECT HERETO.  THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO ACCEPT THIS NOTE.  EACH OF THE PARTIES AGREES THAT THE TERMS HEREOF SHALL SUPERSEDE AND REPLACE ANY PRIOR AGREEMENT RELATED TO ARBITRATION OF DISPUTES BETWEEN THE PARTIES CONTAINED IN ANY LOAN DOCUMENT OR ANY OTHER DOCUMENT OR AGREEMENT HERETOFORE EXECUTED IN CONNECTION WITH, RELATED TO OR BEING REPLACED, SUPPLEMENTED, EXTENDED OR MODIFIED BY, THIS NOTE.

IN WITNESS WHEREOF, Borrower, on the day and year first above written, has caused this Note to be executed under seal.

PLACE OF EXECUTION AND DELIVERY.  Borrower hereby certifies that this Note and the Loan Documents were executed in the State of Florida and delivered to Lender in the State of Florida.

Taxpayer Identification Number: 58-22888961

GOLF TRUST OF AMERICA, L.P.

By: GTA GP, Inc., its general partner

By:	/s/ W. Bradley Blair, II
Name: W. Bradley Blair, II
Title: President and CEO

SCHEDULE A

Carve-Out Acts

This Note shall be recourse to Borrower to the extent set forth more particularly below in the event of the occurrence of the following actions by the Borrower, or its affiliates, which are referred to herein as the “Limited Recourse Acts”:  (A) fraud or willful misconduct of Borrower or its affiliates the Premises (as defined in the Mortgage), (B) damage or destruction of Premises caused by Borrower or its affiliates, (C) failure to use any proceeds of the Premises which are, at the time of receipt, required for the payment of debt service, and/or the payment of amounts which are then due and payable to the Lender, to the extent of the loss suffered by Lender therefrom; (D) misappropriation of condemnation or insurance proceeds, or other funds or similar proceeds from the Premises, to the extent of the loss suffered by Lender therefrom; (E) failure to pay real estate taxes or to make sufficient funds available through escrow to pay real estate taxes related to the Premises, before they become delinquent, to the extent of the loss suffered by Lender therefrom; (F) the removal of any material personal Premises, fixtures and equipment from the Premises by or on behalf of Borrower and the failure to replace same with items of the same utility and the same or greater value, to the extent of the loss suffered by Lender therefrom; (G) [Reserved]; (H) if, in the event of default by Borrower, the Lender notifies Borrower that Borrower or any other party is taking actions, other than pursuant to Borrower’s or such party’s rights under the Loan Documents or at law, solely for the purpose of hindering impairing or delaying the legitimate exercise by the Lender of its rights and remedies under the Loan Documents and such actions are not stopped or rescinded within ten (10) days after the date of such notice, to the extent of the loss suffered by Lender therefrom.

Unless cured within the period provided below, if any, Note A shall be full recourse to Borrower for the unpaid balance of the Loan, plus all accrued and unpaid interest thereon, for the following “Full Recourse Acts”:

(1)                                  the filing of voluntary bankruptcy by the Borrower.

(2)                                  the sale, transfer conveyance or, the further encumbrance of the Premises, without the consent of the Lender as required under the Lender Loan Documents, except for a transfer of assets to a wholly controlled affiliate or wholly owned subsidiary of Borrower, or to a liquidating trust as described in GTA’s proxy statement dated April 6, 2001.

(3)                                  Borrower aiding, acquiescing or abetting in the filing of an involuntary bankruptcy against Borrower.

(4)                                  a transfer, directly or indirectly, in GTA’s ownership interests of Borrower during the term of the Loan, without the Lender’s prior consent to the extent required under the Loan Documents, except that GTA may transfer its ownership interest in Borrower to a wholly controlled affiliate or wholly owned subsidiary of Borrower, or to a liquidating trust as described in GTA’s proxy statement dated April 6, 2001.

(5)                                  criminal activity of Borrower, or its affiliates.

The Limited Recourse Acts and the Full Recourse Acts are collectively referred to herein as the “Carve Out Acts”.  The personal liability of Borrower for Limited Recourse Acts or Full Recourse Acts as set forth above shall also include reasonable attorneys’ fees and costs of enforcement and collection.

PROMISSORY NOTE B

$1,300,000.00

July 15, 2004

Golf Trust of America, L.P.

14 N. Adger’s Wharf

Charleston, South Carolina  29401

(Hereinafter referred to as “Borrower”)

Elk Funding, L.L.C.

c/o Starwood Capital Group, L.L.C.

591 West Putnam Avenue

Greenwich, CT  06830

(Hereinafter referred to as “Lender”)

Borrower promises to pay to the order of Lender, in lawful money of the United States of America, at its office indicated above or wherever else Lender may specify, the sum of One Million Three Hundred Thousand and No/100 Dollars ($1,300,000.00) or such sum as may be advanced and outstanding from time to time, with interest on the unpaid principal balance at the rate and on the terms provided in this Promissory Note A (including all renewals, extensions or modifications hereof, this “Note”).

LOAN AGREEMENT.  This Note is subject to the provisions of that certain Loan Agreement between Lender and Borrower of even date herewith, as modified from time to time.

SECURITY.  Borrower has granted Lender a security interest in the collateral described in (i) those certain two Mortgage, Assignment of Rents, Security Agreement and Fixture Filing agreements from Borrower to Lender of even date herewith, and (ii) that certain Assignment of Defense and Escrow Agreement (the “Assignment”) from Borrower to Lender of even date herewith.

INTEREST RATE.  Interest shall accrue on the unpaid principal balance of this Note from the date hereof at the prime rate of Bank of America, N.A., or its successor in interest (as announced by Bank of America, N.A., or its successor in interest, from time to time) plus 1.0%, as that rate may change from time to time (“Interest Rate”).  The Interest Rate shall be compounded monthly but shall be adjusted each month on the first business day of each month.

REPAYMENT TERMS.  Payments of interest shall accrue during the term of the Note and all principal and accrued interest shall be due and payable on September 30, 2006 (the “Maturity Date”); provided, however, payments of principal and accrued interest shall be due in the form of Release Fees during the term of the Note as provided in Section 26 of each Mortgage; and provided, further that Borrower shall be entitled to the benefit of the Forgiven Principal Balance (defined in the following paragraph), subject to the terms provided in the following paragraph.

PRINCIPAL DEBT FORGIVENESS.  If during the term of this Note there has been no Default which has not be cured by Borrower or which is expressly waived by Lender in writing, upon Borrower’s satisfaction of the balance of the Note (less the amount of the Forgiven Principal Balance set forth herein) on the Maturity Date (or sooner in the event of a prepayment), Lender agrees to forgive $121,712.50 of principal of the final payment of the Note (“Forgiven Principal Balance”), whether the Note is prepaid or paid at maturity.  The Forgiven Principal Balance constitutes the mortgage tax applicable to be paid on the existing outstanding mortgage loan balance ($78,975,000.00) of that certain loan from Golf Trust of America, L.P. to Golf Host Resorts, Inc., an affiliate of the Lender.  This mortgage tax equals $243,425.00 and each of Borrower and Golf Host Resorts, Inc. agrees to be responsible for payment of half of this amount, or $121,712.50, as of the date of this Note.

APPLICATION OF PAYMENTS.  Monies received by Lender from any source for application toward payment of the Obligations shall be applied to accrued interest and then to principal.  If any payment received by Lender under this Note or other Loan Documents is rescinded, avoided or for any reason returned by Lender because of any adverse claim or threatened action, the returned payment shall remain payable as an obligation of all persons liable under this Note or other Loan Documents as though such payment had not been made.

DEFINITIONS.  Loan Documents.  The term “Loan Documents”, as used in this Note and the other Loan Documents, refers to the Loan Agreement, this Note, Note A, the Mortgages and the Assignment.  Obligations.  The term “Obligations”, as used in this Note and with respect thereto in the other Loan Documents, refers to any and all indebtedness and other obligations under this Note and all other obligations under any other Loan Document(s) but specifically excludes any obligations with respect to Promissory Note A.  Certain Other Terms.  All terms that are used but not otherwise defined in any of the Loan Documents shall have the definitions provided in the Uniform Commercial Code.

DEFAULT RATE.  In addition to all other rights contained in this Note, if a Default (as defined herein) occurs and as long as a Default continues, all outstanding Obligations, other than Obligations under any swap agreements (as defined in 11 U.S.C. § 101) between Borrower and Bank or its affiliates, shall bear interest at the Interest Rate plus 5.0% (“Default Rate”).  The Default Rate shall also apply from acceleration until the Obligations or any judgment thereon is paid in full.

ATTORNEYS’ FEES AND OTHER COLLECTION COSTS.  Borrower shall pay all of Lender’s reasonable expenses incurred to enforce or collect any of the Obligations including, without limitation, reasonable arbitration, paralegals’, attorneys’ and experts’ fees and expenses, whether incurred without the commencement of a suit, in any trial, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

USURY.  If at any time the effective interest rate under this Note would, but for this paragraph, exceed the maximum lawful rate, the effective interest rate under this Note shall be the maximum lawful rate, and any amount received by Lender in excess of such rate shall be applied to principal and then to fees and expenses, or, if no such amounts are owing, returned to Borrower.

DEFAULT.  If any of the following occurs, a default (“Default”) under this Note shall exist:  Nonpayment; Nonperformance.  The failure of timely payment or performance of the Obligations or Default under this Note or any other Loan Documents after written notice or a 15 day cure period (90 days in the case of a non-monetary Default).  False Warranty.  A warranty or representation made or deemed made in the Loan Documents or furnished Lender in connection with the loan evidenced by this Note proves materially false, or if of a continuing nature, becomes materially false.  Cessation; Bankruptcy.  The death of, appointment of a guardian for, dissolution of, termination of existence of, loss of good standing status by, appointment of a receiver for, assignment for the benefit of creditors of, or commencement of any bankruptcy or insolvency proceeding by or against Borrower, its Subsidiaries or Affiliates, if any, or any general partner of or the holder(s) of the majority ownership interests of Borrower, or any party to the Loan Documents.  Default Under Note A.  Any uncured default under Note A.

REMEDIES UPON DEFAULT.  If a Default occurs under this Note or any Loan Document, Lender may at any time thereafter, take the following actions:  Lender Lien.  Foreclose its security interest or lien against the collateral.  Acceleration Upon Default.  Accelerate the maturity of this Note whereupon this Note and the accelerated Obligations shall be immediately due and payable; provided, however, if the Default is based upon a bankruptcy or insolvency proceeding commenced by or against Borrower or any guarantor or endorser of this Note, all Obligations shall automatically and immediately be due and payable.  Cumulative.  Exercise any rights and remedies as provided under the Note and other Loan Documents, or as provided by law or equity.

WAIVERS AND AMENDMENTS.  No waivers, amendments or modifications of this Note and other Loan Documents shall be valid unless in writing and signed by an officer of Lender.  No waiver by Lender of any Default shall operate as a waiver of any other Default or the same Default on a future occasion.  Neither the failure nor any delay on the part of Lender in exercising any right, power, or remedy under this Note and other Loan Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

Except to the extent otherwise provided by the Loan Documents or prohibited by law, each Borrower and each other person liable under this Note waives presentment, protest, notice of dishonor, demand for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of sale and all other notices of any kind.  Further, each agrees that Lender may (i) extend, modify or renew this Note or make a novation of the loan evidenced by this Note, and/or (ii) grant releases, compromises or indulgences with respect to any collateral securing this Note, or with respect to any Borrower or other person liable under this Note or any other Loan Documents, all without notice to or consent of each Borrower and other such person, and without affecting the liability of each Borrower and other such person; provided, Lender may not extend, modify or renew this Note or make a novation of the loan evidenced by this Note without the consent of the Borrower, or if there is more than one Borrower, without the consent of at least one Borrower; and further provided, if there is more than one Borrower,

Lender may not enter into a modification of this Note which increases the burdens of a Borrower without the consent of that Borrower.

MISCELLANEOUS PROVISIONS.  Assignment.  This Note and the other Loan Documents shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns.  Neither Borrower nor Lender shall assign their respective rights and interest hereunder without the prior written consent of the other, and any attempt by either to assign without the other’s prior written consent is null and void.  Applicable Law; Conflict Between Documents.  This Note and, unless otherwise provided in any other Loan Document, the other Loan Documents shall be governed by and construed under the laws of the state of Florida without regard to that state’s conflict of laws principles.  If the terms of this Note should conflict with the terms of any Loan Documents or the terms of this Note shall control.  Jurisdiction.  Borrower irrevocably agrees to non-exclusive personal jurisdiction in the state of Florida.  Severability.  If any provision of this Note or of the other Loan Documents shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note or other such document.  Notices.  Any notices required hereunder shall be sufficiently given, if in writing and mailed or delivered to the address shown above or such other address as may be specified in writing from time to time.  In the event that Borrower changes Borrower’s address at any time prior to the date the Obligations are paid in full, Borrower agrees to promptly give written notice of said change of address by registered or certified mail, return receipt requested, all charges prepaid.  Plural; Captions.  All references in the Loan Documents to Borrower, guarantor, person, document or other nouns of reference mean both the singular and plural form, as the case may be, and the term “person” shall mean any individual, person or entity.  The captions contained in the Loan Documents are inserted for convenience only and shall not affect the meaning or interpretation of the Loan Documents.  Advances.  Lender may, in its sole discretion, make other advances which shall be deemed to be advances under this Note, even though the stated principal amount of this Note may be exceeded as a result thereof.  Fees and Taxes.  Borrower shall promptly pay all documentary, intangible recordation and/or similar taxes on this transaction whether assessed at closing or arising from time to time.  LIMITATION ON LIABILITY; WAIVER OF PUNITIVE DAMAGES. EACH OF THE PARTIES HERETO, INCLUDING LENDER BY ACCEPTANCE HEREOF, AGREES THAT IN ANY JUDICIAL, MEDIATION OR ARBITRATION PROCEEDING OR ANY CLAIM OR CONTROVERSY BETWEEN OR AMONG THEM THAT MAY ARISE OUT OF OR BE IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN OR AMONG THEM OR THE OBLIGATIONS EVIDENCED HEREBY OR RELATED HERETO, IN NO EVENT SHALL ANY PARTY HAVE A REMEDY OF, OR BE LIABLE TO THE OTHER FOR, (1) INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR (2) PUNITIVE OR EXEMPLARY DAMAGES.  EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY SUCH PROCEEDING, CLAIM OR CONTROVERSY, WHETHER THE SAME IS RESOLVED BY ARBITRATION, MEDIATION, JUDICIALLY OR OTHERWISE.

WAIVER OF JURY TRIAL.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER BY EXECUTION HEREOF AND LENDER BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, THE LOAN DOCUMENTS OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO.  THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO ACCEPT THISNOTE.  EACH OF THE PARTIES AGREES THAT THE TERMS HEREOF SHALL SUPERSEDE AND REPLACE ANY PRIOR AGREEMENT RELATED TO ARBITRATION OF DISPUTES BETWEEN THE PARTIES CONTAINED IN ANY LOAN DOCUMENT OR ANY OTHER DOCUMENT OR AGREEMENT HERETOFORE EXECUTED IN CONNECTION WITH, RELATED TO OR BEING REPLACED, SUPPLEMENTED, EXTENDED OR MODIFIED BY, THIS NOTE.

IN WITNESS WHEREOF, Borrower, on the day and year first above written, has caused this Note to be executed under seal.

PLACE OF EXECUTION AND DELIVERY.  Borrower hereby certifies that this Note and the Loan Documents were executed in the State of Florida and delivered to Lender in the State of Florida.

Taxpayer Identification Number: 58-22888961

GOLF TRUST OF AMERICA, L.P.

By: GTA GP, Inc., its general partner

By:	/s/ W. Bradley Blair, II
Name: W. Bradley Blair, II
Title: President and CEO